UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

SANARA MEDTECH INC.
 (Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (817)-529-2300

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) S. Oden “Denny” Howell, a director of the Company, decided not to stand for reelection to the Company’s Board of Directors at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) that was held on July 9, 2020, and ceased to be a director of the Company on that date.

(e) At the Annual Meeting, the shareholders of the Company approved the Company’s Restated 2014 Omnibus Long Term Incentive Plan as amended (the “Plan”) in which the Company’s directors and officers participate. For a brief description of the Plan, see the section entitled “Item2, Approval of the Restated 2014 Omnibus Long Term Incentive Plan” in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 25, 2020, which section is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on July 9, 2020. As of June 11, 2020, the record date for the Annual Meeting, there were 6,047,835 shares of the Company’s common stock outstanding and eligible to vote.

At the Annual Meeting, the Company’s shareholders considered the following proposals:

1.
Elect five members of the Board of Directors for the ensuing year. The following is a tabulation of the votes related to the directors elected at the Annual Meeting:

Director	For	Withheld
Ronald T. Nixon	5,017,551	1,350
James W. Stuckert	5,017,251	1,650
J. Michael Carmena	5,016,971	1,930
Ann Beal Salamone	5,017,591	1,310
Kenneth E. Thorpe	5,017,861	1,040

2.
Approve the Company’s Restated 2014 Omnibus Long Term Incentive Plan. The following is a tabulation of the votes related to this proposal, which was approved by the Company’s shareholders.

For	Against	Abstain
4,986,013	4,293	28,595

3.
Approve by advisory vote the Company’s executive compensation as described in the Proxy Statement. The following is a tabulation of the votes related to this proposal, which was approved by the Company’s shareholders.

For	Against	Abstain
4,981,830	8,798	28,273

4.
Recommend by advisory vote the frequency of future advisory votes on the Company’s executive compensation. The following is a tabulation of the votes related to this proposal:

1 Year	2 Years	3 Years
73,503	3,664	4,941,639

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanara MedTech Inc.

Date: July 14, 2020	By:	/s/ Michael D. McNeil
Name: Michael D. McNeil
Title: Chief Financial Officer